SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                                  August 15, 2006

VALLEY NATIONAL BANCORP

(Exact Name of Registrant as Specified in Charter)

New Jersey	1-11277	22-2477875
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1455 Valley Road, Wayne, New Jersey	07470
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code           (973) 305-8800

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01	Entry into a Material Definitive Agreement

Valley National Bank and Bancorp (collectively, “Valley”) hereby amends the Form 8-K filed by Valley on August 21, 2006 to file the correct versions of the following agreements:
(i)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Stephen P. Davey; and
ii)	Amendment to the Change in Control Agreement (dated as of November 30, 2004) with Elizabeth E. DeLaney.
Item 9.01	Financial Statements and Exhibits

(c) Exhibits

10.18	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Stephen P. Davey.

10.19	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Elizabeth E. DeLaney.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2006	VALLEY NATIONAL BANCORP

	By:	/s/ Peter Crocitto
Peter Crocitto
Executive Vice President

EXHIBIT INDEX

Exhibit No.	Description

10.18	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Stephen P. Davey.

10.19	Amendment, dated as of August 15, 2006, to the Change in Control Agreement among Valley National Bank, Valley National Bancorp and Elizabeth E. DeLaney.